UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3864
Oppenheimer Balanced Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 03/31/2011

Item 1. Reports to Stockholders.

March 31, 2011

Oppenheimer

Balanced Fund

Management Commentary and Semiannual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Managers

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

OppenheimerFunds®

The Right Way to Invest

March 31, 2011 Management Oppenheimer Commentary Balanced fund and Semiannual Report MANAGEMENT COMMENTARY An Interview with your fund’s managers SEMIANNUAL REPORT Listing Top Holdings financial statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	10.0%

Oil, Gas & Consumable Fuels	4.2

Pharmaceuticals	4.1

Internet Software & Services	4.0

Insurance	3.7

Biotechnology	3.0

Diversified Financial Services	2.5

Health Care Providers & Services	2.0

Food Products	2.0

Communications Equipment	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2011, and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	6.2%

Mylan, Inc.	2.6

JPMorgan Chase & Co.	2.5

Google, Inc., Cl. A	2.4

Chevron Corp.	2.4

Nestle SA	2.0

QUALCOMM, Inc.	1.8

MetLife, Inc.	1.7

Oracle Corp.	1.7

Jupiter Telecommunications Co. Ltd.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit www.oppenheimerfunds.com.
8   |   OPPENHEIMER BALANCED FUND

Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2011, and are based on the total market value of investments.
9   |  OPPENHEIMER BALANCED FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/24/87. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
10   |  OPPENHEIMER BALANCED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
11   |  OPPENHEIMER BALANCED FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2010	March 31, 2011	March 31, 2011

Class A	$1,000.00	$1,093.20	$6.07

Class B	1,000.00	1,088.30	11.15

Class C	1,000.00	1,088.10	10.78

Class N	1,000.00	1,091.30	8.32

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.15	5.86

Class B	1,000.00	1,014.31	10.75

Class C	1,000.00	1,014.66	10.40

Class N	1,000.00	1,017.00	8.03
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended March 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.16%

Class B	2.13

Class C	2.06

Class N	1.59
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
12   |  OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS March 31, 2011 / Unaudited

	Shares	Value

Common Stocks—47.5%

Consumer Discretionary—1.7%

Media—1.7%
Jupiter Telecommunications Co. Ltd.	9,557	$9,340,949

Consumer Staples—3.7%

Food & Staples Retailing—0.6%
CVS Caremark Corp.	96,000	3,294,720

Food Products—2.0%
Nestle SA	195,350	11,197,798

Household Products—0.3%
Clorox Co. (The)	28,770	2,015,914

Tobacco—0.8%
Altria Group, Inc.	181,800	4,732,254

Energy—5.2%

Energy Equipment & Services—1.0%
Halliburton Co.	53,550	2,668,932

Schlumberger Ltd.	29,240	2,726,922

		5,395,854

Oil, Gas & Consumable Fuels—4.2%
BP plc, ADR	89,200	3,937,288

Chevron Corp.	124,050	13,326,692

CONSOL Energy, Inc.	67,900	3,641,477

Exxon Mobil Corp.	34,750	2,923,518

		23,828,975

Financials—6.2%

Diversified Financial Services—2.5%
JPMorgan Chase & Co.	306,360	14,123,196

Insurance—3.7%
Assurant, Inc.	112,900	4,347,779

Everest Re Group Ltd.	76,680	6,761,642

MetLife, Inc.	219,780	9,830,759

		20,940,180

Health Care—9.1%

Biotechnology—3.0%
Amgen, Inc.[1]	115,940	6,196,993

Gilead Sciences, Inc.[1]	178,250	7,564,930

Vanda Pharmaceuticals, Inc.[1]	432,010	3,149,353

		16,911,276
13 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services—2.0%
Humana, Inc.[1]	94,900	$6,637,306

WellPoint, Inc.	65,560	4,575,432

		11,212,738

Pharmaceuticals—4.1%
Merck & Co., Inc.	143,667	4,742,448

Mylan, Inc.[1]	644,028	14,600,115

Teva Pharmaceutical Industries Ltd., Sponsored ADR	80,450	4,036,177

		23,378,740

Industrials—2.3%

Aerospace & Defense—0.0%
AerCap Holdings NV1	9,800	123,186

Electrical Equipment—0.8%
Cooper Industries plc	68,810	4,465,769

Machinery—1.5%
Ingersoll-Rand plc	172,890	8,352,316

Information Technology—16.6%

Communications Equipment—1.8%
QUALCOMM, Inc.	189,580	10,394,671

Internet Software & Services—4.0%
eBay, Inc.[1]	280,050	8,692,752

Google, Inc., Cl. A1	23,280	13,646,969

		22,339,721

IT Services—0.8%
MasterCard, Inc., Cl. A	17,370	4,372,376

Software—10.0%
Microsoft Corp.	159,270	4,039,087

Oracle Corp.	280,300	9,353,611

Take-Two Interactive Software, Inc.[1]	2,281,547	35,067,377

THQ, Inc.[1]	1,781,530	8,123,777

		56,583,852

Materials—1.8%

Chemicals—1.8%
Celanese Corp., Series A	111,890	4,964,559

LyondellBasell Industries NV, Cl. A1	136,800	5,410,440

		10,374,999
14 | OPPENHEIMER BALANCED FUND

	Shares	Value

Metals & Mining—0.0%
Kaiser Aluminum Corp.	114	$5,615

Utilities—0.9%

Electric Utilities—0.9%
Edison International, Inc.	134,730	4,929,771

Total Common Stocks (Cost $234,464,861)		268,314,870

	Principal
	Amount

Asset-Backed Securities—4.0%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	$415,581	416,111

Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	150,000	149,459

Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.005%, 1/15/15[2,3]	540,000	549,971

Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[2]	450,000	460,633

AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	775,000	785,939

AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	275,000	280,977

AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	140,000	141,127

AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	87,070	87,099

AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	190,962	191,465

Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	324,248	324,621

CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	135,000	134,255

Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.36%, 7/25/36[3]	432,424	411,503

Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	149,920	158,633

Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	328,578

Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	510,000	555,373
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	510,000	545,929
Series 2009-A8, Cl. A8, 2.355%, 5/16/16[2,3]	750,000	761,541

CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	31,333	31,363
15 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.055%, 1/20/41[3]	$560,000	$561,505

Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.99%, 2/25/33[3]	19,129	18,091
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	1,224,934	1,025,046
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36	254,876	206,712

CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.37%, 6/25/47[3]	920,000	852,529

DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	490,000	490,000

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[4]	675,000	674,791

DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	246,514	248,166

First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.34%, 7/25/36[3]	89,979	89,016

First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.36%, 6/25/36[3]	62,773	62,452

First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	570,000	569,983

Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[2]	560,000	560,191

Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-E, Cl. A2, 0.80%, 3/15/12	135,555	135,572
Series 2010-A, Cl. A4, 2.15%, 6/15/15	785,000	796,916

Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.805%, 9/15/14[3]	550,000	557,610

Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.905%, 12/15/14[2,3]	560,000	570,898

Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	595,000	596,367

GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	255,000	264,098

GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[4]	540,000	542,824

Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	540,000	547,550

HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.514%, 1/20/35[3]	389,698	375,135

HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.364%, 3/20/36[3]	81,208	80,954

MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.605%, 3/15/16[3]	575,000	578,320
16 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Asset-Backed Securities Continued
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.504%, 6/15/13[2,3]	$1,020,000	$1,018,934

Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.90%, 1/26/15[2,3]	900,000	906,170

Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	500,000	500,495

Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.405%, 1/15/15[2,3]	540,000	546,110

RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.35%, 9/25/36[3]	129,899	129,089

Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	491,529	491,988

Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	545,000	539,761

Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	561,209	561,546

Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	495,000	494,669

World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	545,000	556,187

Total Asset-Backed Securities (Cost $22,697,652)		22,464,252

Mortgage-Backed Obligations—28.1%

Government Agency—22.7%

FHLMC/FNMA/FHLB/Sponsored—22.3%
Federal Home Loan Mortgage Corp.:
4.50%, 5/15/18	80,411	85,107
5%, 8/15/33[5]	236,281	248,360
5.50%, 9/1/39	1,741,098	1,859,134
6%, 7/15/24	101,086	110,784
6%, 4/1/41[6]	4,055,000	4,405,376
7%, 10/1/37	1,721,593	1,966,331
8%, 4/1/16	17,521	19,323
9%, 8/1/22-5/1/25	6,186	7,053

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	17,201	19,553
Series 2006-11, Cl. PS, 23.652%, 3/25/36[3]	448,148	634,995
Series 2034, Cl. Z, 6.50%, 2/15/28	177,744	201,749
Series 2053, Cl. Z, 6.50%, 4/15/28	186,750	213,044
Series 2426, Cl. BG, 6%, 3/15/17	868,404	935,464
Series 2427, Cl. ZM, 6.50%, 3/15/32	964,944	1,085,656
Series 2626, Cl. TB, 5%, 6/1/33	1,083,429	1,163,377
Series 2638, Cl. KG, 4%, 11/1/27	462,344	463,676
Series 2648, Cl. JE, 3%, 2/1/30	4,493	4,493
17 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2663, Cl. BA, 4%, 8/1/16	$688,665	$699,053
Series 2676, Cl. KB, 5%, 2/1/20	45,891	45,951
Series 2686, Cl. CD, 4.50%, 2/1/17	322,367	326,766
Series 2907, Cl. GC, 5%, 6/1/27	176,574	178,179
Series 2929, Cl. PC, 5%, 1/1/28	139,934	140,900
Series 2952, Cl. GJ, 4.50%, 12/1/28	69,443	69,864
Series 3019, Cl. MD, 4.75%, 1/1/31	555,898	569,366
Series 3025, Cl. SJ, 23.815%, 8/15/35[3]	88,973	120,686
Series 3242, Cl. QA, 5.50%, 3/1/30	311,648	318,481
Series 3291, Cl. NA, 5.50%, 10/1/27	78,268	78,410
Series 3306, Cl. PA, 5.50%, 10/1/27	60,420	60,576
Series R001, Cl. AE, 4.375%, 4/1/15	101,626	102,997

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.282%, 4/1/27[7]	266,453	53,998
Series 192, Cl. IO, 14.378%, 2/1/28[7]	80,879	16,398
Series 2130, Cl. SC, 51.605%, 3/15/29[7]	217,960	47,259
Series 243, Cl. 6, 5.997%, 12/15/32[7]	324,093	70,899
Series 2527, Cl. SG, 0.206%, 2/15/32[7]	89,035	3,545
Series 2531, Cl. ST, 48.626%, 2/15/30[7]	153,100	9,358
Series 2639, Cl. SA, 17.071%, 7/15/22[7]	647,258	65,662
Series 2796, Cl. SD, 68.354%, 7/15/26[7]	334,708	69,466
Series 2802, Cl. AS, 80.657%, 4/15/33[7]	349,517	32,544
Series 2920, Cl. S, 66.276%, 1/15/35[7]	1,792,500	294,930
Series 3110, Cl. SL, 99.999%, 2/15/26[7]	291,989	34,887
Series 3451, Cl. SB, 25.903%, 5/15/38[7]	2,312,291	263,218

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.978%, 6/1/26[8]	72,629	62,265

Federal National Mortgage Assn.:
3.50%, 4/1/26[6]	6,645,000	6,663,686
4%, 4/1/26-4/1/41[6]	5,500,000	5,434,860
4.50%, 4/1/26-4/1/41[6]	18,748,000	19,182,275
5%, 4/1/41[6]	15,197,000	15,899,861
5.50%, 4/1/26-4/1/41[6]	20,748,000	22,200,644
6%, 9/25/19-3/1/37	4,221,951	4,629,812
6%, 4/1/40[6]	9,580,000	10,419,744
6.50%, 4/1/41[6]	3,949,000	4,426,584
7%, 11/1/17	316,256	338,585
7.50%, 1/1/33	241,018	279,619
8.50%, 7/1/32	9,409	10,718

Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1996-35, Cl. Z, 7%, 7/25/26	96,554	107,251
Trust 1998-61, Cl. PL, 6%, 11/25/28	294,019	323,824
Trust 2001-44, Cl. QC, 6%, 9/25/16	678,055	728,311
Trust 2003-130, Cl. CS, 13.601%, 12/25/33[3]	577,018	658,676
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,348,761	2,498,070
18 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	$542,471	$548,428
Trust 2004-9, Cl. AB, 4%, 7/1/17	129,415	132,560
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	1,550,000	1,698,601
Trust 2005-12, Cl. JC, 5%, 6/1/28	466,094	476,052
Trust 2005-22, Cl. EC, 5%, 10/1/28	205,257	209,928
Trust 2005-30, Cl. CU, 5%, 4/1/29	239,592	246,252
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	844,901	898,443
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	160,000	170,047
Trust 2006-46, Cl. SW, 23.284%, 6/25/36[3]	357,646	486,437
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	130,938	131,078
Trust 2009-36, Cl. FA, 1.19%, 6/25/37[3]	971,121	985,692
Trust 2009-37, Cl. HA, 4%, 4/1/19	1,345,599	1,415,549
Trust 2009-70, Cl. PA, 5%, 8/1/35	1,444,241	1,514,819
Trust 2011-15, Cl. DA, 4%, 3/1/41	553,068	578,610

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 44.253%, 12/18/31[7]	9,713	1,580
Trust 2001-65, Cl. S, 50.976%, 11/25/31[7]	741,090	125,269
Trust 2001-68, Cl. SC, 49.909%, 11/25/31[7]	6,391	1,057
Trust 2001-81, Cl. S, 41.099%, 1/25/32[7]	171,221	30,843
Trust 2002-38, Cl. SO, 60.919%, 4/25/32[7]	321,441	55,512
Trust 2002-47, Cl. NS, 39.208%, 4/25/32[7]	347,633	64,086
Trust 2002-51, Cl. S, 39.509%, 8/25/32[7]	319,205	58,804
Trust 2002-52, Cl. SD, 45.721%, 9/25/32[7]	395,932	75,133
Trust 2002-7, Cl. SK, 49.698%, 1/25/32[7]	12,508	2,326
Trust 2002-77, Cl. BS, 40.595%, 12/18/32[7]	23,757	4,006
Trust 2002-77, Cl. IS, 52.911%, 12/18/32[7]	547,640	103,358
Trust 2002-77, Cl. SH, 48.669%, 12/18/32[7]	240,741	45,275
Trust 2002-9, Cl. MS, 39.20%, 3/25/32[7]	237,346	44,246
Trust 2002-90, Cl. SN, 51.786%, 8/25/32[7]	20,160	3,100
Trust 2002-90, Cl. SY, 54.993%, 9/25/32[7]	9,848	1,528
Trust 2003-33, Cl. SP, 51.272%, 5/25/33[7]	802,844	133,736
Trust 2003-4, Cl. S, 47.964%, 2/25/33[7]	417,996	74,414
Trust 2003-46, Cl. IH, 0.297%, 6/1/23[7]	2,619,467	329,186
Trust 2003-89, Cl. XS, 86.385%, 11/25/32[7]	309,282	27,722
Trust 2004-54, Cl. DS, 55.109%, 11/25/30[7]	357,384	60,260
Trust 2004-56, Cl. SE, 21.668%, 10/25/33[7]	2,775,043	478,459
Trust 2005-14, Cl. SE, 45.366%, 3/25/35[7]	446,476	59,594
Trust 2005-40, Cl. SA, 67.708%, 5/25/35[7]	1,017,459	188,085
Trust 2005-71, Cl. SA, 69.898%, 8/25/25[7]	1,072,173	156,540
Trust 2005-93, Cl. SI, 19.991%, 10/25/35[7]	294,656	41,110
Trust 2006-129, Cl. SM, 16.867%, 1/25/37[7]	1,658,339	228,021
Trust 2006-60, Cl. DI, 46.252%, 4/25/35[7]	292,656	42,637
Trust 2007-88, Cl. XI, 26.351%, 6/25/37[7]	5,297,955	746,836
Trust 2008-55, Cl. SA, 18.889%, 7/25/38[7]	1,197,236	123,834
Trust 2008-67, Cl. KS, 45.526%, 8/25/34[7]	1,082,811	93,245
Trust 214, Cl. 2, 39.188%, 3/1/23[7]	461,824	89,568
Trust 222, Cl. 2, 23.038%, 6/1/23[7]	590,425	131,663
19 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 247, Cl. 2, 37.84%, 10/1/23[7]	$132,590	$27,015
Trust 252, Cl. 2, 35.376%, 11/1/23[7]	483,504	94,845
Trust 319, Cl. 2, 7.193%, 2/1/32[7]	170,136	37,100
Trust 320, Cl. 2, 11.946%, 4/1/32[7]	774,011	176,320
Trust 331, Cl. 9, 14.886%, 2/1/33[7]	59,944	14,947
Trust 334, Cl. 17, 22.47%, 2/1/33[7]	292,692	61,463
Trust 339, Cl. 12, 0.924%, 7/1/33[7]	620,120	133,603
Trust 339, Cl. 7, 0%, 7/1/33[7,9]	1,155,040	233,942
Trust 343, Cl. 13, 0.75%, 9/1/33[7]	567,038	119,578
Trust 343, Cl. 18, 0%, 5/1/34[7,9]	92,203	16,046
Trust 345, Cl. 9, 0%, 1/1/34[7,9]	853,359	173,664
Trust 351, Cl. 10, 0%, 4/1/34[7,9]	154,088	29,154
Trust 351, Cl. 8, 0%, 4/1/34[7,9]	313,015	59,108
Trust 356, Cl. 10, 0%, 6/1/35[7,9]	259,660	50,678
Trust 356, Cl. 12, 0%, 2/1/35[7,9]	130,020	23,642
Trust 362, Cl. 13, 0%, 8/1/35[7,9]	1,470,050	321,354
Trust 364, Cl. 16, 0%, 9/1/35[7,9]	615,119	117,417

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.45%, 9/25/23[8]	227,984	200,148

		125,965,206

GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
3.375%, 4/8/26[3]	14,050	14,644
7%, 1/29/24-4/29/26	102,721	118,491
7.50%, 5/29/27	452,481	525,947
8%, 5/30/17	16,442	18,757
8.50%, 8/1/17-12/15/17	8,737	9,881

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 86.74%, 1/16/27[7]	474,497	79,557
Series 2002-15, Cl. SM, 78.139%, 2/16/32[7]	382,646	66,543
Series 2002-76, Cl. SY, 79.226%, 12/16/26[7]	982,098	175,845
Series 2004-11, Cl. SM, 72.293%, 1/17/30[7]	344,714	70,283
Series 2007-17, Cl. AI, 17.194%, 4/16/37[7]	1,515,367	226,550

		1,306,498

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.819%, 12/8/20[3]	1,068,783	1,074,127

Non-Agency—5.4%

Commercial—3.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	925,000	953,972
20 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Commercial Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates: Continued
Series 2007-1, Cl. A4, 5.451%, 1/1/49	$790,000	$832,412
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	980,000	972,471

Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.803%, 6/1/47[3]	631,248	535,328

Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust,

Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	655,000	689,381

Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	538,334	318,494

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	650,201	648,945

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.737%, 9/1/20[2,7]	5,240,000	459,218

First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	524,623	531,828

First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	548,472	398,835

Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2005-GG5, Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. AM, 5.277%, 4/1/37	875,000	883,959

GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	490,000	494,154
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	575,000	619,213

Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.79%, 5/25/35[3]	342,675	270,210

IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.21%, 11/1/35[3]	809,131	632,825

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	545,000	542,586
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	780,000	749,679
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	325,000	328,274
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	850,000	865,486
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	230,000	242,896
Series 2007-LD11, Cl. A2, 5.803%, 6/15/49[3]	715,000	737,969

JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.863%, 4/1/45[3]	1,180,000	1,221,259

JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.738%, 2/1/49[3]	375,000	372,803

JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	813,033	669,668
21 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AM, 5.712%, 3/11/39	$165,000	$168,979

Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.82%, 4/1/34[3]	468,163	474,651

Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	868,129	890,445

ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	1,095,000	1,109,528

Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.11%, 12/1/49[3]	500,000	513,688

Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, 5.344%, 7/1/37[3]	746,839	532,817

Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates,Series 2007-C34, Cl. A3, 5.678%, 5/1/46	585,000	621,312

WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.67%, 12/1/35[3]	440,964	383,429

Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[2]	420,617	419,334

Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.121%, 11/1/37[3]	575,130	458,448

		20,544,496

Multifamily—0.4%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.75%, 6/1/36[3]	535,446	489,667

GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	700,854	712,658

Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.825%, 3/25/36[3]	1,292,559	1,153,145

		2,355,470

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates,
Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	710,000	752,513

Residential—1.2%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.867%, 6/1/34[3]	402,704	377,099

CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.446%, 11/1/35[3]	591,897	459,221

CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	542,807	523,921
22 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Residential Continued
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	$1,841,479	$1,558,975

GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	544,374	532,852

JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	594,600	539,606

RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	248,498	254,442

RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	52,484	33,530

Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3A1, 2.588%, 5/1/34[3]	781,548	748,308

WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.731%, 5/1/37[3]	490,320	453,254

Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	442,880	386,668

Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.872%, 9/1/34[3]	207,076	201,878

Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.713%, 10/1/36[3]	541,251	495,566

		6,565,320

Total Mortgage-Backed Obligations (Cost $154,719,502)		158,563,630

U.S. Government Obligations—0.5%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15	395,000	387,620
5%, 2/16/17	240,000	268,354
5.25%, 4/18/16	425,000	480,889
5.50%, 7/18/16	240,000	274,606

Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	635,000	617,748
4.875%, 12/15/16	200,000	222,681
5%, 3/15/16	270,000	302,406

Total U.S. Government Obligations (Cost $2,552,525)		2,554,304

Non-Convertible Corporate Bonds and Notes—13.6%

Consumer Discretionary—1.8%

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	530,000	567,100

Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	780,000	807,089

Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	580,000	645,749

		1,452,838
23 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Household Durables—0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	$398,000	$436,416

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	554,000	544,305

Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	213,000	226,359
8% Sr. Unsec. Nts., 5/1/12	410,000	436,880

		1,643,960

Leisure Equipment & Products—0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	490,000	523,943
6.125% Sr. Unsec. Nts., 6/15/11	505,000	509,661

		1,033,604

Media—0.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	429,265

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	906,000	914,175

Interpublic Group of Cos., Inc. (The), 10% Sr. Unsec. Nts., 7/15/17	450,000	537,750

Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	487,000	564,920

Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	279,000	342,017

Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	296,000	344,522

Virgin Media Secured Finance plc:

5.25% Sr. Sec. Nts., 1/15/212	307,000	308,256

6.50% Sr. Sec. Nts., 1/15/18	658,000	722,155

		4,163,060

Multiline Retail—0.1%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	566,000	556,267

Specialty Retail—0.1%
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	770,000	770,000

Consumer Staples—0.5%

Beverages—0.1%
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	495,000	563,063

Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	63,000	66,765
8.50% Sr. Unsec. Nts., 6/15/19	365,000	433,557

TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	550,000	594,000

		1,094,322
24 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	$415,000	$590,508

Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	320,000	356,883

		947,391

Energy—1.5%

Energy Equipment & Services—0.3%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	445,000	442,023

Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	475,000	491,492

Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	340,000	341,011

Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	405,000	402,295

		1,676,821

Oil, Gas & Consumable Fuels—1.2%
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	495,000	542,025

Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	210,000	220,694

Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	980,000	1,049,732

Kinder Morgan Energy Partners LP, 6.50% Sr. Unsec. Unsub. Nts., 9/1/39	428,000	440,084

Kinder Morgan Finance Co. LLC, 6% Sr. Sec. Nts., 1/15/18[2]	552,000	572,700

Marathon Petroleum Corp., 6.50% Sr. Unsec. Nts., 3/1/41[2]	450,000	456,167

Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	573,000	573,745

Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	345,000	382,088

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	305,000	328,553

Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	605,000	598,663
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[2]	365,000	362,954

Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	510,000	580,763

Woodside Finance Ltd., 4.50% Nts., 11/10/14[2]	770,000	815,346

		6,923,514

Financials—5.4%

Capital Markets—1.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	940,000	987,862

Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	570,000	549,334

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/212,6	735,000	733,567

Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[2]	449,000	451,162

Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	218,000	217,925
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,275,000	1,341,396

Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	520,000	514,409

TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	525,000	535,723
25 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Capital Markets Continued
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	$533,000	$538,098

		5,869,476

Commercial Banks—1.6%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	603,000	610,714

Barclays Bank plc, 6.278% Perpetual Bonds[10]	790,000	684,338

BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,10]	560,000	541,800

Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	1,000,000	981,250

HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	1,370,000	1,325,475

Huntington BancShares, Inc., 7% Sub. Nts., 12/15/20	875,000	966,351

KeyCorp, 5.10% Sr. Unsec. Unsub. Nts., 3/24/21	559,000	555,764

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	535,000	526,291

Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	500,000	506,480

SunTrust Banks, Inc., 3.60% Sr. Unsec. Unsub. Nts., 4/15/16	561,000	557,553

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	1,096,000	1,205,600

Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	541,000	587,320

		9,048,936

Consumer Finance—0.2%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	531,000	562,601

SLM Corp., 6.25% Sr. Nts., 1/25/16	275,000	286,985

		849,586

Diversified Financial Services—0.9%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	210,000	219,359

Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	756,000	778,551
6.01% Sr. Unsec. Nts., 1/15/15	529,000	578,020

Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[2,3]	631,000	561,590

ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	585,000	544,050

JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,515,000	1,663,323

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	788,000	907,544

		5,252,437

Insurance—1.4%
American International Group, Inc., 5.85% Sr. Unsec. Nts., Series G, 1/16/18	818,000	853,676

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	473,187
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	540,000	557,755

Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	490,000	514,156
26 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Insurance Continued
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	$545,000	$557,642

Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	720,000	629,870

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	1,050,000	992,250

Manulife Financial Corp., 4.90% Sr. Unsec. Unsub. Nts., 9/17/20	666,000	652,428

Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	593,000	610,618

Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	1,010,000	992,367

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	560,003

ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,3]	552,000	556,140

		7,950,092

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	225,000	230,677

Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	277,000	286,005

Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	208,000	213,919

Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	514,000	524,646

WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	241,000	254,945

		1,510,192

Health Care—0.3%

Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	540,000	525,337

Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	299,254

Quest Diagnostic, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	580,000	560,560

		859,814

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	565,000	567,825

Industrials—1.0%

Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	526,000	542,438

BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	475,000	527,250

		1,069,688

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	525,000	572,906

R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	515,000	524,924

Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	445,000	453,094

		1,550,924
27 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	$495,000	$512,463
5.25% Sr. Unsec. Nts., 10/19/12	85,000	90,124
6.375% Unsec. Sub. Bonds, 11/15/67	983,000	1,013,719

Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	436,000	521,154

		2,137,460

Machinery—0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	585,000	647,156

Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[2]	550,000	559,625

Information Technology—0.9%

Communications Equipment—0.3%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	985,000	1,019,891

Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	418,000	414,209

Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	490,000	509,033

		1,943,133

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	990,000	974,310

Semiconductors & Semiconductor Equipment—0.2%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	873,000	962,584

Software—0.2%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	1,072,000	1,009,195

Materials—1.1%

Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	418,000	435,952

Airgas, Inc., 3.25% Sr. Nts., 10/1/15	456,000	455,904

Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	485,000	558,963

CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	531,000	597,375

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	323,000	324,181

		2,372,375

Containers & Packaging—0.4%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	555,000	609,806

Sealed Air Corp.:
6.875% Sr. Unsec. Bonds, 7/15/33[2]	300,000	299,279
7.875% Sr. Nts., 6/15/17	643,000	718,657

Sonoco Products Co., 5.75% Sr. Unsec. Unsub. Nts., 11/1/40	270,000	263,062

		1,890,804
28 | OPPENHEIMER BALANCED FUND

	Principal
	Amount	Value

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	$759,000	$837,791

Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	31,000	33,623

Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	181,982
6% Sr. Unsec. Unsub. Nts., 10/15/15	296,000	325,628
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	242,000	258,874

Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	78,000	86,374

		1,724,272

Telecommunication Services—0.6%

Diversified Telecommunication Services—0.5%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	485,000	490,034

British Telecommunications plc, 9.875% Bonds, 12/15/30	325,000	450,420

Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	505,000	547,764

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	527,000	571,795

Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	480,000	554,400

Telus Corp., 8% Nts., 6/1/11	224,000	226,682

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	334,006

		3,175,101

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	417,329

Utilities—0.5%

Electric Utilities—0.5%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	465,000	493,051

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	315,032

Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	553,000	559,736

Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12	525,000	553,088

Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	540,000	685,553

		2,606,460
Total Non-Convertible Corporate Bonds and Notes (Cost $73,851,794)		76,866,051

	Shares

Investment Companies—21.6%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	185,454	185,454

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20% [11,13]	121,554,395	121,554,395

Total Investment Companies (Cost $121,739,849)		121,739,849

Total Investments, at Value (Cost $610,026,183)	115.3%	650,502,956

Liabilities in Excess of Other Assets	(15.3)	(86,252,379)

Net Assets	100.0%	$564,250,577

29 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,769,685 or 4.39% of the Fund’s net assets as of March 31, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of March 31, 2011 was $2,107,435, which represents 0.37% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15	2/2/11	$674,920	$674,791	$(129)
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23	3/11/11	539,994	542,824	2,830
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	320,938	328,274	7,336
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11	561,172	561,546	374

		$2,097,024	$2,107,435	$10,411

5.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $248,360. See Note 5 of the accompanying Notes.

6.	When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.

7.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $7,351,069 or 1.30% of the Fund’s net assets as of March 31, 2011.

8.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $262,413 or 0.05% of the Fund’s net assets as of March 31, 2011.

9.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of March 31, 2011.

12.	Interest rate is less than 0.0005%.
30 | OPPENHEIMER BALANCED FUND

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2010	Additions	Reductions	March 31, 2011

Oppenheimer Institutional Money
Market Fund,Cl. E	61,571,966	152,201,383	92,218,954	121,554,395

	Value	Income

Oppenheimer Institutional Money
Market Fund,Cl. E	$121,554,395	$111,453
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$9,340,949	$—	$9,340,949
Consumer Staples	21,240,686	—	—	21,240,686
Energy	29,224,829	—	—	29,224,829
Financials	35,063,376	—	—	35,063,376
Health Care	51,502,754	—	—	51,502,754
Industrials	12,941,271	—	—	12,941,271
Information Technology	93,690,620	—	—	93,690,620
Materials	10,380,614	—	—	10,380,614
Utilities	4,929,771	—	—	4,929,771
Asset-Backed Securities	—	22,464,252	—	22,464,252
Mortgage-Backed Obligations	—	158,563,630	—	158,563,630
U.S. Government Obligations	—	2,554,304	—	2,554,304
Non-Convertible Corporate Bonds and Notes	—	76,866,051	—	76,866,051
Investment Companies	121,739,849	—	—	121,739,849

Total Investments, at Value	380,713,770	269,789,186	—	650,502,956
31 | OPPENHEIMER BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Futures margins	$9,847	$—	$—	$9,847

Total Assets	$380,723,617	$269,789,186	$—	$650,512,803

Liabilities Table Other Financial Instruments:
Futures margins	$(12,568)	$—	$—	$(12,568)

Total Liabilities	$(12,568)	$—	$—	$(12,568)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(10,439,167)	$10,439,167

Total Assets	$(10,439,167)	$10,439,167

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of March 31, 2011 are as follows:

		Number of	Expiration		Unrealized
Contract Description	Buy/Sell	Contracts	Date	Value	Appreciation

U.S. Treasury Long Bonds, 30 yr.	Buy	136	6/21/11	$16,345,500	$68,272
U.S. Treasury Nts., 2 yr.	Sell	109	6/30/11	23,775,625	13,540
U.S. Treasury Nts., 5 yr.	Sell	25	6/30/11	2,919,727	10,988
U.S. Treasury Nts., 10 yr.	Sell	63	6/21/11	7,498,969	31,759
U.S. Treasury Ultra Bonds	Buy	7	6/21/11	864,938	3,918

					$128,477

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
March 31, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $488,471,788)	$528,948,561
Affiliated companies (cost $121,554,395)	121,554,395

650,502,956

Cash used for collateral on futures	245,236

Receivables and other assets:
Investments sold (including $9,289,150 sold on a when-issued or delayed delivery basis)	12,077,469
Interest, dividends and principal paydowns	2,028,732
Shares of beneficial interest sold	87,100
Futures margins	9,847
Other	95,395

Total assets	665,046,735

Liabilities

Payables and other liabilities:
Investments purchased (including $98,385,589 purchased on a when-issued or delayed delivery basis)	99,185,281
Shares of beneficial interest redeemed	841,945
Distribution and service plan fees	347,385
Trustees’ compensation	190,126
Transfer and shareholder servicing agent fees	104,092
Shareholder communications	72,152
Futures margins	12,568
Other	42,609

Total liabilities	100,796,158

Net Assets	$564,250,577

Composition of Net Assets
Paid-in capital	$662,427,160

Accumulated net investment income	1,369,645

Accumulated net realized loss on investments and foreign currency transactions	(140,161,473)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	40,615,245

Net Assets	$564,250,577

33 | OPPENHEIMER BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $467,266,474 and 44,914,877 shares of beneficial interest outstanding)	$10.40
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.03

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,480,514 and 3,048,942 shares of beneficial interest outstanding)	$10.00

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $57,550,761 and 5,724,719 shares of beneficial interest outstanding)	$10.05

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,952,828 and 875,841 shares of beneficial interest outstanding)	$10.22
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended March 31, 2011

Investment Income
Interest	$4,286,812

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $17,908)	1,825,167
Affiliated companies	111,453

Total investment income	6,223,432

Expenses
Management fees	2,001,338

Distribution and service plan fees:
Class A	486,359
Class B	151,470
Class C	273,275
Class N	22,392

Transfer and shareholder servicing agent fees:
Class A	469,918
Class B	76,637
Class C	85,483
Class N	22,571

Shareholder communications:
Class A	59,073
Class B	10,801
Class C	8,897
Class N	1,133

Custodian fees and expenses	10,496

Trustees’ compensation	5,281

Administration service fees	750

Other	24,052

Total expenses	3,709,926
Less waivers and reimbursements of expenses	(81,552)

Net expenses	3,628,374

Net Investment Income	2,595,058
35 | OPPENHEIMER BALANCED FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$18,712,565
Closing and expiration of futures contracts	(1,248,262)
Foreign currency transactions	9,131
Swap contracts	(5,003)

Net realized gain	17,468,431

Net change in unrealized appreciation/depreciation on:
Investments	28,335,934
Translation of assets and liabilities denominated in foreign currencies	736,380
Futures contracts	(67,438)
Swap contracts	14,566

Net change in unrealized appreciation/depreciation	29,019,442

Net Increase in Net Assets Resulting from Operations	$49,082,931

See accompanying Notes to Financial Statements.
36 | OPPENHEIMER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2011	September 30,
	(Unaudited)	2010

Operations
Net investment income	$2,595,058	$8,397,327

Net realized gain	17,468,431	48,278,742

Net change in unrealized appreciation/depreciation	29,019,442	(18,076,186)

Net increase in net assets resulting from operations	49,082,931	38,599,883

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,773,890)	(7,341,650)
Class B	(3,927)	(244,601)
Class C	(22,949)	(419,677)
Class N	(13,605)	(118,430)

	(1,814,371)	(8,124,358)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(17,246,254)	(40,737,866)
Class B	(2,593,871)	(7,959,467)
Class C	1,374,802	(2,961,150)
Class N	(1,359,923)	83,687

	(19,825,246)	(51,574,796)

Net Assets
Total increase (decrease)	27,443,314	(21,099,271)

Beginning of period	536,807,263	557,906,534

End of period (including accumulated net investment income of $1,369,645 and $588,958, respectively)	$564,250,577	$536,807,263

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	March 31, 2011	Year Ended September 30,
Class A	(Unaudited)	2010	2009	2008	2007		2006

Per Share Operating Data
Net asset value, beginning of period	$9.55	$9.02	$10.73	$14.32	$13.94		$14.51

Income (loss) from investment operations:
Net investment income[1]	.05	.16	.18	.33	.34		.30
Net realized and unrealized gain (loss)	.84	.52	(1.89)	(3.12)	1.27		.21

Total from investment operations	.89	.68	(1.71)	(2.79)	1.61		.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.15)	—	(.13)	(.34)		(.29)
Distributions from net realized gain	—	—	—	(.62)	(.89)		(.79)
Tax return of capital distribution	—	—	—	(.05)	—		—

Total dividends and/or distributions to shareholders	(.04)	(.15)	—	(.80)	(1.23)		(1.08)

Net asset value, end of period	$10.40	$9.55	$9.02	$10.73	$14.32		$13.94

Total Return, at Net Asset Value[2]	9.32%	7.62%	(15.94)%	(20.49)%	11.96%		3.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467,266	$445,193	$460,589	$636,927	$865,895		$810,738

Average net assets (in thousands)	$461,190	$451,095	$432,752	$783,143	$851,017		$752,163

Ratios to average net assets:[3]
Net investment income	1.09%	1.69%	2.29%	2.61%	2.38%		2.16%
Total expenses	1.18%[4]	1.22%[4]	1.24%[4]	1.07%[4]	1.05	% [4]	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.16%	1.21%	1.23%	1.06%	1.04%		1.06%

Portfolio turnover rate[5]	30%	63%	106%	54%	74%		84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2011	1.20%
Year Ended September 30, 2010	1.23%
Year Ended September 30, 2009	1.25%
Year Ended September 30, 2008	1.08%
Year Ended September 30, 2007	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2011	$545,318,431	$510,550,607
Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER BALANCED FUND

	Six Months
	Ended
	March 31, 2011	Year Ended September 30,
Class B	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.19	$8.68	$10.43	$13.99	$13.64	$14.23

Income (loss) from investment operations:
Net investment income[1]	.01	.07	.11	.21	.20	.17
Net realized and unrealized gain (loss)	.80	.51	(1.86)	(3.04)	1.25	.20

Total from investment operations	.81	.58	(1.75)	(2.83)	1.45	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.07)	—	(.08)	(.21)	(.17)
Distributions from net realized gain	—	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	—	(.03)	—	—

Total dividends and/or distributions to shareholders	— [2]	(.07)	—	(.73)	(1.10)	(.96)

Net asset value, end of period	$10.00	$9.19	$8.68	$10.43	$13.99	$13.64

Total Return, at Net Asset Value[3]	8.83%	6.68%	(16.78)%	(21.18)%	10.99%	2.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,481	$30,497	$36,680	$56,513	$90,879	$98,021

Average net assets (in thousands)	$30,515	$32,669	$36,018	$75,349	$95,241	$95,979

Ratios to average net assets:[4]
Net investment income	0.11%	0.76%	1.38%	1.70%	1.48%	1.24%
Total expenses	2.31%[5]	2.36%[5]	2.37%[5]	1.98%[5]	1.95%[5]	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.15%	2.16%	1.97%	1.94%	1.99%

Portfolio turnover rate[6]	30%	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2011	2.33%
Year Ended September 30, 2010	2.37%
Year Ended September 30, 2009	2.38%
Year Ended September 30, 2008	1.99%
Year Ended September 30, 2007	1.96%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2011	$545,318,431	$510,550,607
Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	March 31, 2011	Year Ended September 30,
Class C	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.24	$8.73	$10.48	$14.06	$13.71	$14.29

Income (loss) from investment operations:
Net investment income[1]	.01	.07	.11	.22	.21	.18
Net realized and unrealized gain (loss)	.80	.51	(1.86)	(3.06)	1.25	.21

Total from investment operations	.81	.58	(1.75)	(2.84)	1.46	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	(.07)	—	(.09)	(.22)	(.18)
Distributions from net realized gain	—	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	—	(.03)	—	—

Total dividends and/or distributions to shareholders	— [2]	(.07)	—	(.74)	(1.11)	(.97)

Net asset value, end of period	$10.05	$9.24	$8.73	$10.48	$14.06	$13.71

Total Return, at Net Asset Value[3]	8.81%	6.70%	(16.70)%	(21.18)%	11.00%	2.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,551	$51,587	$51,698	$72,978	$101,645	$92,782

Average net assets (in thousands)	$55,005	$51,819	$48,837	$91,010	$97,640	$90,567

Ratios to average net assets:[4]
Net investment income	0.19%	0.79%	1.39%	1.76%	1.53%	1.30%

Total expenses	2.08%[5]	2.13%[5]	2.18%[5]	1.92%[5]	1.90%[5]	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.11%	2.12%	1.91%	1.89%	1.92%

Portfolio turnover rate[6]	30%	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2011	2.10%
Year Ended September 30, 2010	2.14%
Year Ended September 30, 2009	2.19%
Year Ended September 30, 2008	1.93%
Year Ended September 30, 2007	1.91%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2011	$545,318,431	$510,550,607
Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER BALANCED FUND

	Six Months
	Ended
	March 31, 2011	Year Ended September 30,
Class N	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.38	$8.87	$10.59	$14.17	$13.80	$14.38

Income (loss) from investment operations:
Net investment income[1]	.03	.12	.15	.27	.28	.24
Net realized and unrealized gain (loss)	.83	.51	(1.87)	(3.08)	1.26	.21

Total from investment operations	.86	.63	(1.72)	(2.81)	1.54	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.12)	—	(.11)	(.28)	(.24)
Distributions from net realized gain	—	—	—	(.62)	(.89)	(.79)
Tax return of capital distribution	—	—	—	(.04)	—	—

Total dividends and/or distributions to shareholders	(.02)	(.12)	—	(.77)	(1.17)	(1.03)

Net asset value, end of period	$10.22	$9.38	$8.87	$10.59	$14.17	$13.80

Total Return, at Net Asset Value[2]	9.13%	7.11%	(16.24)%	(20.86)%	11.57%	3.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,953	$9,530	$8,940	$10,765	$18,240	$14,933

Average net assets (in thousands)	$9,048	$9,206	$7,776	$14,522	$18,038	$13,425

Ratios to average net assets:[3]
Net investment income	0.67%	1.29%	1.91%	2.14%	1.98%	1.76%
Total expenses	1.76%[4]	1.79%[4]	1.87%[4]	1.53%[4]	1.45%[4]	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.60%	1.58%	1.52%	1.44%	1.47%

Portfolio turnover rate[5]	30%	63%	106%	54%	74%	84%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2011	1.78%
Year Ended September 30, 2010	1.80%
Year Ended September 30, 2009	1.88%
Year Ended September 30, 2008	1.54%
Year Ended September 30, 2007	1.46%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended March 31, 2011	$545,318,431	$510,550,607
Year Ended September 30, 2010	$943,068,138	$996,128,446
Year Ended September 30, 2009	$1,215,701,504	$1,203,002,481
Year Ended September 30, 2008	$605,485,691	$538,294,980
Year Ended September 30, 2007	$814,618,659	$879,472,606
Year Ended September 30, 2006	$1,329,963,782	$1,377,730,782
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Balanced Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open end management investment company. The Fund’s investment objective is to seek high total investment return consistent with preservation of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on
42 | OPPENHEIMER BALANCED FUND

the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest,
43 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$98,385,589
Sold securities	9,289,150
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under
44 | OPPENHEIMER BALANCED FUND

the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. As of September 30, 2010, the
45 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Fund had available for federal income tax purposes post-October foreign currency losses of $5,905, straddle losses of $133,073 and unused capital loss carryforwards as follows:

Expiring

2017	$89,820,026
2018	66,712,719

Total	$156,532,745

As of March 31, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $139,203,292 expiring by 2018. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2011, it is estimated that the Fund will utilize $17,468,431 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$610,483,966
Federal tax cost of other investments	(17,112,360)

Total federal tax cost	$593,371,606

Gross unrealized appreciation	$63,269,877
Gross unrealized depreciation	(23,122,410)

Net unrealized appreciation	$40,147,467

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended
46 | OPPENHEIMER BALANCED FUND

March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$676
Payments Made to Retired Trustees	13,227
Accumulated Liability as of March 31, 2011	99,827
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
47 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	2,096,025	$21,217,542	3,759,310	$34,683,761
Dividends and/or distributions reinvested	161,518	1,647,874	731,701	6,790,870
Redeemed	(3,971,466)	(40,111,670)	(8,915,246)	(82,212,497)

Net decrease	(1,713,923)	$(17,246,254)	(4,424,235)	$(40,737,866)

Class B
Sold	322,060	$3,137,288	628,694	$5,595,298
Dividends and/or distributions reinvested	383	3,806	26,643	237,611
Redeemed	(593,671)	(5,734,965)	(1,558,971)	(13,792,376)

Net decrease	(271,228)	$(2,593,871)	(903,634)	$(7,959,467)

Class C
Sold	760,442	$7,434,085	1,087,640	$9,725,784
Dividends and/or distributions reinvested	2,196	21,894	44,431	398,558
Redeemed	(623,504)	(6,081,177)	(1,465,618)	(13,085,492)

Net increase (decrease)	139,134	$1,374,802	(333,547)	$(2,961,150)

48 | OPPENHEIMER BALANCED FUND

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount

Class N
Sold	145,462	$1,441,549	390,582	$3,536,454
Dividends and/or distributions reinvested	1,253	12,657	12,020	109,658
Redeemed	(286,861)	(2,814,129)	(394,739)	(3,562,425)

Net increase (decrease)	(140,146)	$(1,359,923)	7,863	$83,687

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$128,495,091	$205,504,682
U.S. government and government agency obligations	1,333,294	1,406,007
To Be Announced (TBA) mortgage-related securities	545,318,431	510,550,607
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the six months ended March 31, 2011, the Fund paid $632,685 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan,
49 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$2,518,207
Class C	2,508,614
Class N	287,726
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Six Months	Retained by	Retained by	Retained by	Retained by	Retained by
Ended	Distributor	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$80,258	$1,549	$32,621	$4,470	$2,689
50 | OPPENHEIMER BALANCED FUND

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 31, 2011, the Manager waived fees and/or reimbursed the Fund $51,664 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the six months ended March 31, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$23,155
Class N	6,733
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to
52 | OPPENHEIMER BALANCED FUND

market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of March 31, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$9,847	*	Futures margins	$12,568	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted	Closing and expiration	Swap
for as Hedging Instruments	of futures contracts	contracts	Total

Credit contracts	$—	$(5,003)	$(5,003)
Interest rate contracts	(1,248,262)	—	(1,248,262)

Total	$(1,248,262)	$(5,003)	$(1,253,265)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$14,566	$14,566
Interest rate contracts	(67,438)	—	(67,438)

Total	$(67,438)	$14,566	$(52,872)

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
53 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the six months ended March 31, 2011, the Fund had an ending monthly average market value of $20,023,371 and $24,596,703 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the
54 | OPPENHEIMER BALANCED FUND

unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional
55 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     For the six months ended March 31, 2011, the Fund had ending monthly average notional amounts of $302,857 and $302,857 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of March 31, 2011, the Fund had no such credit default swaps outstanding.
6. Restricted Securities
As of March 31, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Agreement and Plan of Reorganization
The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into the Oppenheimer Equity Income Fund, Inc. (“Equity Income Fund”). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Fund and Equity Income Fund, pursuant to which Equity Income Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Equity Income Fund (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive shares of Equity Income Fund equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Equity Income Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any contingent deferred sales charge. The Reorganization is expected to be tax-free for both the Fund and Equity Income Fund and their respective shareholders. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.
56 | OPPENHEIMER BALANCED FUND

     The Reorganization is conditioned upon, among other things, approval by the Fund’s shareholders. The shareholder meeting is scheduled for August 12, 2011. If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about August 19, 2011.
8. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
57 | OPPENHEIMER BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
8. Pending Litigation Continued
The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
9. Subsequent Event
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
58 | OPPENHEIMER BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
59 | OPPENHEIMER BALANCED FUND

OPPENHEIMER BALANCED FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Emmanuel Ferreira, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Peter Strzalkowski, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Thomas W. Keffer, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.
60 | OPPENHEIMER BALANCED FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
61 | OPPENHEIMER BALANCED FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
62 | OPPENHEIMER BALANCED FUND

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;
•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;
•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and
•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Balanced Fund
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer Date: 05/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer Date: 05/10/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer Date: 05/10/2011